American Beacon Small Cap Value II Fund

Supplement dated March 28, 2014
to the
Prospectus dated February 28, 2014

The information below supplements the Prospectus dated February 28, 2014 and is in addition to any other supplement(s):

In the “Fees and Expenses of the Fund” section, Footnote 2 is replaced with the following:

(2)
The Manager has contractually agreed to reduce and/or reimburse the Y Class and Investor Class of the Fund for Other Expenses, as applicable, through February 28, 2015 to the extent that Total Annual Fund Operating Expenses exceed 1.09% for the Y Class, and 1.37% for the Investor Class. The contractual expense reimbursement can be changed only with the approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE